SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: February 28, 2007





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          59-3764931
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreement
Item 3.02         Unregistered Sale of Equity Securities

     On February 28, 2007 GS CleanTech entered into a Stipulation of Settlement to settle the lawsuit titled "Kerns Manufacturing Corp. v. Veridium Corporation and KBF Pollution Management, Inc., which was pending in the Supreme Court of the State of New York (County of Queens, Index No. 19788/03). Pursuant to the Stipulation, GS CleanTech issued to Kerns Manufacturing Corp. (a) a Convertible Debenture in the principal amount of $500,000 that is due on March 31, 2007 and
(b) a Convertible Debenture in the principal amount of $1,000,000 that is due on June 30, 2007. Each Debenture may be converted by its holder into common stock of GS CleanTech at a price equal to 90% of the average of the last trade prices for the common stock during the five days preceding conversion. The total shares issued upon conversion, however, may not, when added to other GS CleanTech shares beneficially owned by the holder, total more that 4.99% of the outstanding GS CleanTech common stock.

     The Stipulation provides that upon satisfaction of all obligations under the Stipulation, the parties will exchange mutual general releases. If, however, GS CleanTech defaults in satisfying the $500,000 Debenture, then Kerns Manufacturing Corp. may cause the action to be restored to the trial calendar of the New York Supreme Court.

Item 9.01         Financial Statements and Exhibits

Exhibits

10-a Stipulation  of Settlement  dated February 28, 2007 in matter titled "Kerns
     Manufacturing Corp. v. Veridium Corporation et al."


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 6, 2007          GS CLEANTECH CORPORATION

                               By: /s/ David Winsness
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                                       David Winsness, Chief Executive Officer